EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Fenix Parts, Inc. (the “Company”), for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, Kent Robertson, Principal Executive Officer of the Company, and Scott Pettit, Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

FENIX PARTS, INC.
Date: August 15, 2017                     By: /s/ Kent Robertson

Kent Robertson
President and Chief Executive Officer
(Principal Executive Officer)

Date: August 15, 2017                    By: /s/ Scott Pettit

Scott Pettit
Chief Financial Officer
(Principal Financial Officer)